UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 16, 2009
                                                         --------------

                            MUELLER INDUSTRIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                        1-6770                    25-0790410
   --------                        ------                    ----------
(State or other                (Commission File            (IRS Employer
jurisdiction of                   Number)                Identification No.)
incorporation)


           8285 Tournament Drive Suite 150
                 Memphis, Tennessee                                  38125
             --------------------------                            ---------
         (Address of principal executive offices)                  (Zip Code)


         Registrant's telephone number, including area code: (901) 753-3200
                                                             --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2009, Mueller Industries, Inc. (the "Company") announced that Larry
J. Stoddard, President of its Standard Products Division, was no longer employed by the Company, effective immediately.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    MUELLER INDUSTRIES, INC.,


Dated:  March 16, 2009              By:    /s/ Gary C. Wilkerson
                                           -------------------------------------
                                    Name:  Gary C. Wilkerson
                                    Title: Vice President, General Counsel and
                                           Secretary